EXHIBIT 99(i)

                   MERRILL LYNCH & CO., INC. AND SUBSIDIARIES
                PRELIMINARY UNAUDITED CONSOLIDATED BALANCE SHEET

(Dollars in Millions, Except Per Share Amounts)
                                                                       Sept. 26,
ASSETS                                                                   1997
-------------------------------------------------------------------    --------
Cash and cash equivalents .........................................    $  4,559
                                                                       --------

Cash and securities segregated for regulatory purposes
 or deposited with clearing organizations .........................      10,606
                                                                       --------

Marketable investment securities ..................................       2,342
                                                                       --------

Trading assets, at fair value
Corporate debt and preferred stock ................................      35,440
Contractual agreements ............................................      17,004
Equities and convertible debentures ...............................      24,974
U.S. Government and agencies ......................................       9,378
Non-U.S. governments and agencies .................................      12,744
Mortgages, mortgage-backed, and asset-backed ......................       8,038
Money markets .....................................................       1,474
Municipals ........................................................       1,451
                                                                       --------
Total .............................................................     110,503
                                                                       --------

Resale agreements .................................................      68,559
                                                                       --------

Securities borrowed ...............................................      36,252
                                                                       --------

Receivables
Customers (net of allowance for doubtful accounts of $55) .........      25,263
Brokers and dealers ...............................................       7,404
Interest and other ................................................       7,783
                                                                       --------
Total .............................................................      40,450
                                                                       --------

Investments of insurance subsidiaries .............................       4,962

Loans, notes, and mortgages (net of allowance for
 loan losses of $124) .............................................       4,454

Other investments .................................................       1,600

Property, leasehold improvements, and equipment (net of
 accumulated depreciation and amortization of $2,805) .............       1,939

Other assets ......................................................       2,204
                                                                       --------

Total Assets ......................................................    $288,430
                                                                       ========


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

                                                                   EXHIBIT 99(i)

                   MERRILL LYNCH & CO., INC. AND SUBSIDIARIES
                PRELIMINARY UNAUDITED CONSOLIDATED BALANCE SHEET


(Dollars in Millions, Except Per Share Amounts)

LIABILITIES, PREFERRED SECURITIES ISSUED BY                           Sept. 26,
SUBSIDIARIES, AND STOCKHOLDERS' EQUITY                                   1997
-----------------------------------------------------------------     ---------

LIABILITIES

Repurchase agreements ...........................................     $  74,872
                                                                      ---------

Commercial paper and other short-term borrowings ................        58,240
                                                                      ---------

Trading liabilities, at fair value
U.S. Government and agencies ....................................        15,694
Contractual agreements ..........................................        13,815
Equities and convertible debentures .............................        17,724
Non-U.S. governments and agencies ...............................         9,362
Corporate debt and preferred stock ..............................         6,675
Municipals ......................................................           129
                                                                      ---------
Total ...........................................................        63,399
                                                                      ---------

Customers .......................................................        14,818

Insurance .......................................................         4,807

Brokers and dealers .............................................         6,375

Other liabilities and accrued interest ..........................        17,497

Long-term borrowings ............................................        39,998
                                                                      ---------

Total Liabilities ...............................................       280,006
                                                                      ---------

PREFERRED SECURITIES ISSUED BY SUBSIDIARIES .....................           627
                                                                      ---------

STOCKHOLDERS' EQUITY

Preferred Stockholders' Equity ..................................           425
                                                                      ---------

Common Stockholders' Equity
Common stock, par value $1.33 1/3 per share;
  authorized: 500,000,000 shares; issued: 472,660,324
  shares ........................................................           630
Paid-in capital .................................................         1,031
Foreign currency translation adjustment .........................           (39)
Net unrealized gains on investment securities
  available-for-sale (net of applicable income tax
  expense of $19) ...............................................            37
Retained earnings ...............................................         9,095
                                                                      ---------
    Subtotal ....................................................        10,754

Less:
  Treasury stock, at cost: 140,308,114 shares ...................         2,932
  Employee stock transactions ...................................           450
                                                                      ---------

Total Common Stockholders' Equity ...............................         7,372
                                                                      ---------

Total Stockholders' Equity ......................................         7,797
                                                                      ---------

Total Liabilities, Preferred Securities Issued by
  Subsidiaries, and Stockholders' Equity ........................     $ 288,430
                                                                      =========


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